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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 27, 1996



                              APOGEE ROBOTICS, INC.
             (Exact name of registrant as specified in its charter)


           Colorado                 0-12792             84-0916585
(State or other Juris-            (Commission          (I.R.S. Employer
diction of incorporation)         File Number)         Identification No.)



  1625 Broadway, Suite 1600                                 80202
(Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (303) 573-1600



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable

ITEM 5.  OTHER EVENTS

         On February 27, 1996, Conagher & Co., Inc. ("Conagher") filed a motion to withdraw its complaint against Apogee Robotics, Inc. ("Registrant") in the U.S. District Court for the District of Colorado (Case No: ED 94-270 RT {GAKX}) (hereinafter the "District Court Action") filed against the Registrant and certain officers and directors on December 2, 1994; and on March 8, 1996, Conagher filed a motion with the U.S. Bankruptcy Court for the District of Colorado for leave to withdraw its proof of claim against the Registrant (Case No. 94-22193 CEM) (hereinafter the "Bankruptcy Case"). Please see the Registrants annual report on Form 10-K for the period ended June 30, 1995 for a discussion of these matters.

         These motions are the result of a Release and Settlement Agreement ("Settlement Agreement") entered into between Conagher; Registrant's Directors and Officers Liability Insurance carrier ("D&O Carrier"); Pattison Hayton III ("Hayton"), Conagher's principle executive officer; and James W. Jones, Robert Oliphant and Dennis C. Foss, certain current and former directors and officers of Registrant named in the Conagher complaint against Registrant. The Settlement Agreement provides for complete and total release and dismissal between all parties on all issues stated in the District Court Action in exchange for the payment to Conagher of $150,000.00 by the Registrant's D&O Carrier.

         In addition, Conagher is required by the Settlement Agreement to withdraw its Proof of Claim filed in the Bankruptcy Case on or about October 30, 1995. The Registrant, as a debtor in possession under Chapter 11 of the U.S. Bankruptcy Codes, has filed certain counterclaims to the Conagher Proof of Claim, which, Registrant expects, will be heard by the bankruptcy court irrespective of the withdraw of Conagher's Proof of Claim. In pleadings filed by Conagher's attorney with the Bankruptcy Court on March 8, 1996, a claim was made that the withdrawal of Conhager's claim was the result of a resolution of disputes between Conagher and Registrant. Registrant was not a party to the Settlement Agreement, and will make that fact clear in arguments before the bankrupcty court.


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         Registrant's D&O Carrier, Jones, Oliphant, and Foss have denied any wrongdoing or liability in either the District Court Action or Bankrupcty Case. Registrant has been and remains opposed to any settlement with Conagher and Hayton that does not address the claims of Registrant against Conagher and Hayton.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Not Applicable

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable


                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized, this 19th day of March, 1996.


                          APOGEE ROBOTICS, INC.



                          By:   (Signature of James R. Currier, Sr.)
                                James R. Currier, Sr.
                                President and Chief Executive Officer